Exhibit 10.1

FIBROCELL SCIENCE, INC.
Shares of Common Stock
(par value $0.001 per share)
Controlled Equity OfferingSM
Sales Agreement
January 21, 2016
Cantor Fitzgerald & Co.
499 Park Avenue
New York, NY 10022

Ladies and Gentlemen:
Fibrocell Science, Inc., a Delaware corporation (the “Company”), confirms its agreement (this “Agreement”) with Cantor Fitzgerald & Co. (the “Agent”), as follows:
1.    Issuance and Sale of Shares. The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through the Agent, up to $50,000,000 of shares of common stock (the “Placement Shares”) of the Company, par value $0.001 per share (the “Common Stock”); provided, however, that in no event shall the Company issue or sell through the Agent such number or dollar amount of Placement Shares that would (a) exceed the number or dollar amount of shares of Common Stock registered on the Registration Statement (defined below) pursuant to which the offering is being made, (b) exceed the number of authorized but unissued shares of Common Stock, (c) exceed the number or dollar amount of shares of Common Stock permitted to be sold under Form S-3 (including General Instruction I.B.6 thereof, if applicable) or (d) exceed the number or dollar amount of shares of Common Stock for which the Company has filed an ATM Prospectus (defined below) (the lesser of (a), (b), (c) and (d), the “Maximum Amount”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 on the amount of Placement Shares issued and sold under this Agreement shall be the sole responsibility of the Company and that the Agent shall have no obligation in connection with such compliance. The issuance and sale of Placement Shares through the Agent will be effected pursuant to the Registration Statement (as defined below) filed by the Company and at no earlier time than such time as the Registration Statement shall have been declared effective by the Securities and Exchange Commission (the “Commission”), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue Common Stock.
On the date of this Agreement, the Company will file, in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder (the “Securities Act Regulations”), with the Commission a shelf registration statement on Form S-3, including a base prospectus, relating to certain securities, including the Placement Shares to be issued from time to time by the Company, and which incorporates by reference certain documents that the Company has filed or will file in accordance with the provisions of the Securities

Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder. The Company has also prepared a prospectus to the base prospectus included as part of the registration statement, which prospectus specifically relates to the Placement Shares to be issued from time to time by the Company (the “ATM Prospectus”). The Company will furnish to the Agent, for use by the Agent, copies of the prospectus included as part of such registration statement, including the ATM Prospectus relating to the Placement Shares to be issued from time to time by the Company. The Company may file one or more additional registration statements (or utilize its existing shelf registration statement on Form S-3 (File No. 333-190649)) from time to time that will contain a base prospectus and related prospectus or prospectus supplement, if applicable, with respect to the Placement Shares. Except where the context otherwise requires, such registration statement(s), including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act Regulations or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act Regulations, is herein called the “Registration Statement.” The base prospectus or base prospectuses and the ATM Prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented, if necessary, by a prospectus supplement, in the form in which such prospectus or prospectuses, ATM Prospectus and/or prospectus supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act Regulations, together with any issued Issuer Free Writing Prospectus(es) (as defined below), is herein called the “Prospectus.”
Any reference herein to the Registration Statement, any Prospectus, prospectus supplement or any Issuer Free Writing Prospectus (defined below) shall be deemed to refer to and include the documents, if any, incorporated by reference therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Prospectus, any prospectus supplement or any Issuer Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the most-recent effective date of the Registration Statement, or the date of the Prospectus, prospectus supplement or such Issuer Free Writing Prospectus, as the case may be, and incorporated therein by reference. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include the most recent copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System, or if applicable, the Interactive Data Electronic Application system when used by the Commission (collectively, “EDGAR”).
2.    Placements. Each time that the Company wishes to issue and sell Placement Shares hereunder (each, a “Placement”), it will notify the Agent by email notice (or other method mutually agreed to in writing by the parties) of the number of Placement Shares to be issued, the time period during which sales are requested to be made, any limitation on the number of Placement Shares that may be sold in any one day and any minimum price below which sales may not be made (a “Placement Notice”), the form of which is attached hereto as Schedule 1. The Placement Notice shall originate from any of the individuals from the Company set forth on Schedule 3 (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from the Agent set forth on Schedule 3, as such Schedule 3 may be amended from time to time. The Placement Notice shall be effective unless and until (i) the Agent declines in writing to accept the terms contained therein for any reason, in its sole discretion, within two (2) Business Days from the time the Placement Notice was received, (ii) the entire amount of the Placement Shares thereunder have been sold, (iii) the Company suspends or terminates the Placement Notice or (iv) this Agreement has been terminated under the provisions of Section 13. The amount of any discount, commission or other compensation to be paid by the Company to the Agent in connection with the sale of the Placement Shares shall be calculated in accordance with the terms set forth in Schedule 2. It is expressly acknowledged and agreed that neither the Company nor the Agent will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Company delivers a Placement Notice to the Agent and the Agent does not decline such Placement Notice pursuant to the terms set forth above, and then only upon the terms specified therein and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice, the terms of this Agreement will control.
3.    Sale of Placement Shares by the Agent.
(a)    Subject to the provisions of Section 5(a), the Agent, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of The NASDAQ Stock Market, LLC (the “Exchange”), to sell the Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. The Agent will provide written confirmation to the Company no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement Shares hereunder setting forth the number of Placement Shares sold on such day, the compensation payable by the Company to the Agent pursuant to Section 2 with respect to such sales, and the Net Proceeds (as defined below) payable to the Company, with an itemization of the deductions made by the Agent (as set forth in Section 5(b)) from the gross proceeds that it receives from such sales. Subject to the terms of the Placement Notice, the Agent may sell Placement Shares by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act Regulations, including without limitation sales made directly on the Exchange, on any other existing trading market for the Common Stock or to or through a market maker. Subject to the terms of a Placement Notice, the Agent may also sell Placement Shares by any other method permitted by law, including but not limited to in privately negotiated transactions with the Company’s consent; provided, however, that any such transactions shall be in compliance with the rules of the Exchange, including without limitation NASDAQ Listing Rule 5635. “Trading Day” means any day on which Common Stock is traded on the Exchange.
(b)    During the term of this Agreement, the Agent shall not engage in (i) any short sale of any security of the Company, as defined in Regulation SHO, (ii) any sale of any security of the Company that the Agent does not own or any sale which is consummated by the delivery of a security of the Company borrowed by, or for the account of, the Agent or (iii) any market making, bidding, stabilization or other trading activity with regard to the Common Stock or related derivative securities, in each case, if such activity would be prohibited under Regulation M or other anti-manipulation rules under the Securities Act or any other law applicable to the Company.

4.    Suspension of Sales. The Company or the Agent may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Schedule 3, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Schedule 3), suspend any sale of Placement Shares (a “Suspension”); provided, however, that such Suspension shall not affect or impair any party’s obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice. While a Suspension is in effect any obligation under Sections 7(l), 7(m), and 7(n) with respect to the delivery of certificates, opinions, or comfort letters to the Agent, shall be waived. Each of the parties agrees that no such notice under this Section 4 shall be effective against any other party unless it is made to one of the individuals named on Schedule 3 hereto, as such Schedule may be amended from time to time.
5.    Sale and Delivery to the Agent; Settlement.
(a)    Sale of Placement Shares. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, upon the Agent’s acceptance of the terms of a Placement Notice, and unless the sale of the Placement Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, the Agent, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. The Company acknowledges and agrees that (i) there can be no assurance that the Agent will be successful in selling Placement Shares, (ii) the Agent will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by the Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Placement Shares as required under this Agreement and (iii) the Agent shall be under no obligation to purchase Placement Shares on a principal basis pursuant to this Agreement, except as otherwise agreed by the Agent and the Company.
(b)    Settlement of Placement Shares. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur on the third (3rd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date”). The Agent shall notify the Company of each sale of Placement Shares no later than the opening of the Trading Day immediately following the Trading Day on which it has made sales of such Placement Shares. The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Shares sold (the “Net Proceeds”) will be equal to the aggregate sales price received by the Agent, after deduction for (i) the Agent’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 2 hereof, and (ii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.
(c)     Delivery of Placement Shares. One or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Shares being sold by crediting the Agent’s or its designee’s account (provided the Agent shall have given the

Company written notice of such designee at least one Trading Day prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, the Agent will deliver the related Net Proceeds in the same funds to an account designated by the Company on, or prior to, the Settlement Date. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Shares on a Settlement Date, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Section 11(a) hereto, it will (i) hold the Agent harmless against any loss, claim, damage, or expense (including reasonable and documented legal fees and expenses), as incurred, arising out of or in connection with such default by the Company or its transfer agent (if applicable) and (ii) pay to the Agent any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.
(d)    Denominations; Registration. Certificates for the Placement Shares, if any, shall be in such denominations and registered in such names as the Agent may request in writing at least one full Business Day (as defined below) before the Settlement Date. The certificates for the Placement Shares, if any, will be made available by the Company for examination and packaging by the Agent in The City of New York not later than noon (New York time) on the Business Day prior to the Settlement Date.
(e)    Limitations on Offering Size. Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares if, after giving effect to the sale of such Placement Shares, the aggregate gross sales proceeds of Placement Shares sold pursuant to this Agreement would exceed the lesser of (A) together with all sales of Placement Shares under this Agreement, the Maximum Amount, (B) the amount available for offer and sale under the applicable effective Registration Statement and (C) the amount authorized from time to time to be issued and sold under this Agreement by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee, and notified to the Agent in writing. Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares pursuant to this Agreement at a price lower than the minimum price authorized from time to time by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee, and notified to the Agent in writing. Further, under no circumstances shall the Company cause or permit the aggregate offering amount of Placement Shares sold pursuant to this Agreement to exceed the Maximum Amount.
6.    Representations and Warranties of the Company. The Company represents and warrants to, and agrees with Agent that as of the date of this Agreement and as of each Applicable Time (as defined below):
(a)    Registration Statement and Prospectus. The Company and, assuming no act or omission on the part of the Agent that would make such statements untrue, the transactions contemplated by this Agreement meet the requirements for and comply with the applicable conditions set forth in Form S-3 (including General Instruction I.A and I.B) under the Securities Act. The Registration Statement will be filed with the Commission and will be declared effective by the Commission under the Securities Act prior to the issuance of any Placement Notices by the

Company and the Placement Shares will remain eligible for registration by the Company on the Registration Statement. The ATM Prospectus will name the Agent as the agent in the section entitled “Plan of Distribution.” The Company has not received, and has no written notice of, any order of the Commission preventing or suspending the use of the Registration Statement, or, threatening or instituting proceedings for that purpose. The Registration Statement and the offer and sale of Placement Shares as contemplated hereby meet the requirements of Rule 415 under the Securities Act and comply in all material respects with said Rule. Any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed. Copies of the Registration Statement, the Prospectus, and any such amendments or supplements and all Incorporated Documents that were filed with the Commission on or prior to the date of this Agreement have been delivered, or are available through EDGAR, to the Agent and its counsel. The Company has not distributed and, prior to the later to occur of each Settlement Date and completion of the distribution of the Placement Shares, will not distribute any offering material in connection with the offering or sale of the Placement Shares other than the Registration Statement and the Prospectus and any Issuer Free Writing Prospectus (as defined below) to which the Agent has consented. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is currently listed on the Exchange under the trading symbol “FCSC.” The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Exchange, nor has the Company received any notification that the Commission or the Exchange is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance with all applicable listing requirements of the Exchange.
(b)    No Misstatement or Omission. The Registration Statement, when it becomes effective, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendment and supplement thereto, on the date thereof and at each Applicable Time (defined below), did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The documents incorporated by reference into the Registration Statement and Prospectus did not, and any further documents filed and incorporated by reference into the Registration Statement and Prospectus will not, when read together with the other information contained in or incorporated into the Registration Statement and Prospectus, contain an untrue statement of a material fact or omit to state a material fact required to be stated in such document or necessary to make the statements in such document, in light of the circumstances in which they were made, not misleading. The foregoing shall not apply to statements in, or omissions from, any such document made in reliance upon, and in conformity with, information furnished to the Company by the Agent specifically for use in the preparation thereof.
(c)    Conformity with Securities Act and Exchange Act. The Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto, and the Incorporated Documents, when such documents were or are filed with the Commission under the Securities Act or the Exchange Act or became or will become effective under the Securities Act, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable. At each Settlement Date, the Registration Statement and the Prospectus, as of such date, will conform in all material respects with the requirements of the Securities Act and Exchange Act.
(d)    Financial Statements. BDO USA, LLP who have expressed their opinion with respect to the audited consolidated financial statements of the Company and the Subsidiaries which are incorporated by reference into the Registration Statement, are an independent registered public accounting firm as required by the Securities Act, and the rules and regulations promulgated thereunder, and the Public Company Accounting Oversight Board (United States). PricewaterhouseCoopers LLP, who have been engaged to audit the consolidated financial statements of the Company and the Subsidiaries for the year ended December 31, 2015, are an independent registered public accounting firm as required by the Securities Act, and the rules and regulations promulgated thereunder, and the Public Company Accounting Oversight Board (United States). The financial statements, together with related notes, incorporated by reference in the Registration Statement and Prospectus comply in all material respects with the requirements of the Securities Act and present fairly the consolidated financial position, results of operations and cash flows of the Company and the Subsidiaries at the respective dates or for the respective periods to which they apply; such statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the selected financial data and the summary financial data incorporated by reference into the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements incorporated by reference in the Registration Statement.
(e)    No Material Adverse Change. Neither the Company nor any Subsidiary has sustained since the date of the latest audited financial statements included in the Registration Statement and Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement or Prospectus; and, except as disclosed in the Registration Statement or Prospectus, (1) there has not been any change in the capital stock or long-term debt of the Company or any of the Subsidiaries, (2) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, shareholders’ equity or results of operations of the Company and the Subsidiaries, considered as one enterprise, (3) except for the incurrence and payment of routine operating expenses in amounts and on terms consistent with past practice, there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by the Company or any of the Subsidiaries, whether or not in the ordinary course of business, which are material to the Company and the Subsidiaries, considered as one enterprise or (4) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.
(f)    Critical Accounting Policies. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” set forth or incorporated by reference in the Registration Statement and Prospectus accurately and fully describes in all material respects (i) the accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”) and (ii) the judgments and uncertainties affecting the application of Critical Accounting Policies.
(g)    Organization and Good Standing.
(i)    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not have a Material Adverse Effect (as defined below).
(ii)    Each subsidiary of the Company (each a “Subsidiary”) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not have a material adverse effect on the general affairs, business, prospects, management, financial position, shareholders’ equity or results of operations of the Company and the Subsidiaries, considered as one enterprise (a “Material Adverse Effect”); all of the issued and outstanding capital stock of each Subsidiary has been duly and validly authorized and issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.
(h)    Capitalization. All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Registration Statement and Prospectus; and none of the issued and outstanding shares of capital stock of the Company are subject to any preemptive or similar rights. The form of certificates for the Stock conforms to the corporate law of the jurisdiction of the Company’s incorporation and to any requirements of the Company’s organizational documents. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise specifically stated therein, the Company has not: (a) issued any securities, (b) incurred any liability or obligation, direct or contingent, for borrowed money, that, individually or in the aggregate, is material with respect to the Company and its subsidiaries taken as a whole or (c) declared or paid any dividend or made any other distribution on or in respect to its capital stock.
(i)    Due Authorization. This Agreement has been duly authorized, executed and delivered by the Company.

(j)    No Violation or Default. Neither the Company nor any of the Subsidiaries is (1) in violation of its certificate of incorporation or bylaws or (2) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries, or (3) in violation of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or (4) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except, in the case of clauses (2), (3) and (4), where any such violation or default, individually or in the aggregate, would not have a Material Adverse Effect.
(k)    Authorization of Placement Shares. The Placement Shares have been duly and validly authorized and, when issued and delivered to and paid for by the purchasers in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and non-assessable and will conform to the descriptions thereof contained in the Registration Statement and Prospectus; and the issuance of the Placement Shares is not subject to any preemptive or similar rights.
(l)    No Conflicts. The issuance and transfer of the Placement Shares to be sold by the Company hereunder, the execution of this Agreement by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, result in a Material Adverse Effect, nor will such action result in any violation (a) of the provisions of the certificate of incorporation or bylaws of the Company or any of the Subsidiaries or (b) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and transfer of the Placement Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Placement Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or The Nasdaq Stock Market in connection with the transactions contemplated by this Agreement.
(m)    Legal Proceedings. Except as described in the Registration Statement or the Prospectus, there are no legal or governmental proceedings, other than review by patent or trademark offices of pending applications for patents or trademarks in the ordinary course, pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject which, if determined adversely to the Company or the Subsidiary, individually or in the aggregate, would have or would reasonably be expected to have a Material Adverse Effect, or would prevent or impair the consummation of the transactions contemplated by this Agreement, or which are required to be described in the Registration Statement or the Prospectus;

and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.
(n)    Title to Real and Personal Property. Each of the Company and each Subsidiary has good and marketable title to all real and personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement or Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any Subsidiary; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any Subsidiary.
(o)    Intellectual Property.
(i)    The Company and the Subsidiaries solely own, or, to the knowledge of the Company, possess valid and enforceable licenses to use or sublicense inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, patents and patent rights and other intellectual property (collectively “Intellectual Property”) material to carrying on their businesses as described in the Registration Statement or Prospectus (collectively, “Company Intellectual Property”), such ownership and, to the knowledge of the Company, such licenses, being free and clear of all liens, encumbrances and defects and challenges by others, except such as are described in the Registration Statement or Prospectus, and the Company has taken all reasonable steps to secure its interests in the Company Intellectual Property, including obtaining assignments of owned Company Intellectual Property from its employees and contractors. Issued patents within the Company Intellectual Property, together with patent applications within the Company Intellectual Property, if such patent applications result in issued patents with claims having substantially the same scope as the claims of such patent applications as of the date hereof, claim the Company’s current marketed products and products in development, for the indications currently approved and currently being developed. Neither the Company nor any Subsidiary has received any written correspondence relating to or asserting rights in any Company Intellectual Property, or written notice of infringement, misappropriation or violation of asserted rights of others in any Intellectual Property, which, in either case, would render any Company Intellectual Property invalid or unenforceable or bring into question the Company’s and the Subsidiaries’ ownership of any Company Intellectual Property. To the knowledge of the Company, the conduct and the proposed conduct of the businesses of the Company and its Subsidiaries, including the research, development, manufacture, sale and use of its current products and its products in development, as described in the Registration Statement and the Prospectus, does not, and is not reasonably expected to, infringe or misappropriate the valid Intellectual Property rights of any third party. The Company is not aware of any facts or circumstances that would reasonably be expected to render any Company Intellectual Property invalid or unenforceable, and, other than as set forth in the Registration Statement or Prospectus, the Company is not aware of any material commercial infringement or misappropriation by any third party of any Company Intellectual Property. None of the Company Intellectual Property is or has been involved in any opposition, cancellation, interference, reissue or reexamination proceeding and no Company Intellectual Property is the subject of any judicial, administrative or arbitral order, award, decree, injunction, lawsuit, proceeding or stipulation, other than (i) oppositions by the Company of third party intellectual property or (ii) review by patent offices of pending applications for patents in the ordinary course or review in connection with potential extension of patent term. There are no outstanding options, licenses or agreements of any kind that have been entered into by the Company, and to the knowledge of the Company, by any third party, that relate to the Company Intellectual Property that are required by applicable law to be described in the Registration Statement or the Prospectus that are not described therein in all material respects. None of the Intellectual Property used by the Company or any of the Subsidiaries has been obtained or is being used by the Company or its Subsidiaries in violation of any contractual obligation binding on the Company, any of the Subsidiaries or, to the knowledge of the Company, any of the officers, directors or employees of the Company or any of the Subsidiaries, other than such violations as would not individually or in the aggregate if the subject of an unfavorable decision, ruling or finding, reasonably be expected to have a Material Adverse Effect.
(ii)    The Company and its Subsidiaries have duly and properly filed or caused to be filed with the United States Patent and Trademark Office (the “PTO”) and applicable foreign and international patent authorities all pending or issued patent applications owned by the Company or its Subsidiaries (the “Owned Patent Applications”), and, to the Company’s knowledge, those third parties that have exclusively licensed to the Company or its Subsidiaries rights in Company Intellectual Property not owned by the Company (such third parties, “Company Licensors”) have duly and properly filed or caused to be duly and properly filed with the PTO and applicable foreign and international patent authorities all pending or issued patent applications exclusively licensed to the Company or its Subsidiaries (the “Licensed Patent Applications”; collectively, with Owned Patent Applications, “Company Patent Applications”). To the knowledge of the Company, the Company, its Subsidiaries, and Company Licensors, as applicable, have complied with the PTO’s duty of candor, good faith and disclosure and best mode requirement for the Company Patent Applications, and all other requirements for patentability and enforceability of any resultant patents, and have made no material misrepresentation in the Company Patent Applications with an intent to deceive the PTO. To the knowledge of the Company, the Company, its Subsidiaries, and Company Licensors, as applicable, have complied with the relevant foreign filing requirements underlying patentability and enforceability of any resultant patents for the Company Patent Applications pending in countries outside of the United States. The Company is not aware of any information material to a determination of patentability regarding the Company Patent Applications not submitted to the PTO or, if required, similar foreign authority by the Company, its Subsidiaries, or Company Licensors, with respect to the prosecution of any Company Patent Applications. The Company has no knowledge of any information which would preclude the Company or its Subsidiaries from having clear title to any Owned Patent Applications, or would preclude the patentability, validity or enforceability of any patents or patent applications included in the Company Intellectual Property.
(p)    Investment Company Act. The Company is not and, after giving effect to the offering and transfer of the Placement Shares as contemplated herein and the application of the Net Proceeds therefrom as described in the Registration Statement and Prospectus, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (the “Investment Company Act”).

(q)    Licenses and Permits. Except as described in the Registration Statement or Prospectus, the Company and the Subsidiaries possess all permits, licenses, approvals, consents and other authorizations (collectively, “Permits”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the businesses now operated by them, and the Company and the Subsidiaries are in compliance with the terms and conditions of all such Permits and all of the Permits are valid and in full force and effect, except, in each case, where the failure so to comply or where the invalidity of such Permits or the failure of such Permits to be in full force and effect, individually or in the aggregate, would not have a Material Adverse Effect; and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or material modification of any such Permits.
(r)    No Labor Disputes. No material labor dispute with the employees of the Company or the Subsidiaries exists, or, to the knowledge of the Company, is imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.
(s)    Regulatory Compliance.
(i)    Except as described in the Registration Statement or Prospectus, and except as would not, individually or in the aggregate, have or would reasonably be expected to have a Material Adverse Effect (i) neither the Company nor any of the Subsidiaries has received any unresolved FDA Form 483, warning letter or untitled letter from the U.S. Food and Drug Administration (“FDA”), or any other court or arbitrator or federal, state, local or foreign governmental or regulatory authority, alleging or asserting noncompliance with the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.) (the “FFDCA”) or similar law, (ii) the Company and each of the Subsidiaries is and has been in compliance with applicable health care laws, including without limitation, the FFDCA, the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)(2)), the civil False Claims Act (31 U.S.C. §§ 3729(a) et seq.), the administrative False Claims Law (42 U.S.C. § 1320a-7b(a)), the Anti-Inducement Law (42 U.S.C. § 1320a-7a(a)(5)), the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.), and the Patient Protection and Affordable Care Act (Public Law 111-148), as amended by the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), and the regulations promulgated pursuant to such laws, and comparable state laws, and all other local, state, federal, national, supranational and foreign laws, manual provisions and written administrative guidance relating to the regulation of the Company (collectively, “Health Care Laws”), (iii) the Company and each of the Subsidiaries possesses all licenses, certificates, approvals, clearances, authorizations and permits required by any such Health Care Laws and/or to carry on its businesses as now conducted (“Authorizations”) and such Authorizations are valid and in full force and effect and the Company is not in violation of any term of any such Authorizations, (iv) neither the Company nor any of the Subsidiaries has received written notice of any ongoing claim, action, suit, proceeding, hearing, enforcement action, investigation or arbitration from any U.S. or non-U.S. federal, state, local or other governmental or regulatory authority, governmental or regulatory agency or body, court or arbitrator (each, a “Governmental Authority”) or third party alleging that any product operation or activity is in violation of any Health Care Laws or Authorizations or has any knowledge that any such Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding, (v) neither the Company nor any of the Subsidiaries has received written notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations or has any knowledge that any such Governmental Authority is considering such action, (vi) the Company and each of the Subsidiaries has filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Health Care Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete, correct and not misleading on the date filed (or were corrected or supplemented by a subsequent submission), and (vii) neither the Company nor any of the Subsidiaries has, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert (but excluding adverse event reports in clinical trials), post sale warning, “dear doctor” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated or conducted any such notice or action.
(ii)    To the knowledge of the Company, the research, studies and tests conducted by or on behalf of the Company and the Subsidiaries have been and, if still pending, are being conducted with reasonable care and in accordance with those experimental protocols, procedures and controls required by any applicable Health Care Laws and Authorizations; the descriptions of the results of such research, studies and tests contained in the Registration Statement and the Prospectus are accurate and complete in all material respects and fairly present the data derived from such research, studies, and tests; except to the extent disclosed in the Registration Statement or Prospectus the Company is not aware of any research, studies or tests, the results of which the Company believes reasonably call into question the research, study or test results concerning the Company’s current or proposed products described or referred to in the Registration Statement and the Prospectus when viewed in the context in which such results are described; and except as disclosed in the Registration Statement or Prospectus, neither the Company nor any of the Subsidiaries has received any notices or correspondence from any Governmental Authority requiring the termination, suspension or material modification of any research, study or test conducted by or on behalf of the Company or the Subsidiaries, as applicable. To the knowledge of the Company, there have been no adverse episodes or complications resulting from any research, study or test conducted by or on behalf of the Company or the Subsidiaries other than such episodes or complications that have been disclosed in the Registration Statement or Prospectus or that would not reasonably be expected to result in a Material Adverse Effect.
(t)    Environmental Laws. Neither the Company nor any of the Subsidiaries is in violation of any statute or any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, production, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or, to the knowledge of the Company with respect to real property that it leases, operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim, individually or in the aggregate, would have a Material Adverse Effect; and the Company is not aware of any pending investigation which would reasonably be expected to lead to such a claim.
(u)    Compliance with ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any Subsidiary for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”), except to the extent that failure to so comply, individually or in the aggregate, would not have a Material Adverse Effect. No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption.
(v)    Disclosure Controls. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15-(e) of the Exchange Act) that comply with the requirements of the Exchange Act; and such disclosure controls and procedures are effective.
(w)    Accounting Controls.
(i)    The Company and each of its Subsidiaries have made and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations, (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (3) access to assets is permitted only in accordance with management’s general or specific authorization, and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
(ii)    Since the date of the latest audited financial statements included in the Registration Statement and Prospectus, (a) except as disclosed in the Registration Statement or Prospectus, the Company has not been advised of (1) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company and each of its Subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its Subsidiaries, and (b) since that date, except as disclosed in the Registration Statement or Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
(x)    Taxes. All United States federal income tax returns of the Company and the Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and the Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law, except insofar as the failure to file such returns, individually or in the aggregate, would not result in a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined. There are no stock or other transfer taxes, stamp duties, capital duties or other similar duties, taxes or charges payable in connection with the execution or delivery of this Agreement by the Company or the issuance or sale of the Placement Shares.
(y)    eXtensible Business Reporting Language. The interactive data in eXtensible Business Reporting Language included as an exhibit to the Registration Statement or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in all material respects in accordance with the Commission’s rules and guidelines applicable thereto.
(z)    Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks (including risks related to clinical trials and product liability) and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that either it or any Subsidiary will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
(aa)    No Unlawful Payments; Compliance with Anti-Money Laundering Laws; No Conflicts with Sanctions Laws. Neither the Company nor any of its Subsidiaries, or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law, or (iv) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment and the Company and its subsidiaries, and , to the knowledge of the Company, its other affiliates have conducted their businesses in compliance with, and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to ensure, continued compliance with, all applicable anti-bribery and anti-corruption laws. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to or the target of any sanctions administered by the U.S. government (including, without limitation, the Office of

Foreign Assets Control of the U.S. Treasury Department or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any Sanctions. The operations of the Company and its Subsidiaries are and have been conducted since their inception in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
(bb)    No Restrictions. Neither the Company nor the Subsidiaries is a party to or otherwise bound by any instrument or agreement that limits or prohibits or could limit or prohibit, directly or indirectly, the Company from paying any dividends or making other distributions on its capital stock, and no subsidiary of the Company is a party to or otherwise bound by any instrument or agreement that limits or prohibits or could limit or prohibit, directly or indirectly, any subsidiary of the Company from paying any dividends or making any other distributions on its capital stock, limited or general partnership interests, limited liability company interests, or other equity interests, as the case may be, or from repaying any loans or advances from, or (except for instruments or agreements that by their express terms prohibit the transfer or assignment thereof or of any rights thereunder) transferring any of its properties or assets to, the Company or any other subsidiary, in each case except as described in the Registration Statement or Prospectus.
(cc)    No Broker’s Fees. There is not a broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any of the transactions contemplated by this Agreement, except for commissions in connection with the transfer of the Placement Shares pursuant to this Agreement.
(dd)    No Registration Rights. Except as described in the Registration Statement or Prospectus, there are no persons with registration rights or other similar rights to have securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act (other than rights which have been waived or otherwise satisfied).
(ee)    No Stabilization. The Company and its affiliates have not taken, directly or indirectly, any action designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Placement Shares.
(ff)    Statistical and Market Data. The statistical and market and industry-related data included in the Registration Statement and Prospectus are based on or derived from sources which the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources, and the Company has obtained the written consent to the use of such data from sources to the extent required.
(gg)    Sarbanes-Oxley Act. Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and The Nasdaq Capital Market thereunder (the “Sarbanes-Oxley Act”) have been applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provisions of the Sarbanes-Oxley Act. The Company has taken all actions necessary to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply.
(hh)    Status under the Securities Act. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Placement Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act.
(ii)    Prospectus Disclosures.
(i)    To the Company’s knowledge, there are no affiliations or associations between any member of the FINRA and any of the Company’s officers, directors or 10% or greater securityholders, except as set forth in the Registration Statement.
(ii)    There are no relationships or related-party transactions involving the Company or any of the Subsidiaries or any other person required to be described in the Prospectus which have not been described as required.
(iii)    None of the information on (or hyperlinked from) the Company’s website at www.fibrocellscience.com includes or constitutes a “free writing prospectus” as defined in Rule 405 under the Securities Act.
(iv)    The information in the Registration Statement and Prospectus under the captions “Risk Factors – Risks Related to Our Intellectual Property,” “Risk Factors – Risks Related to Clinical Development and Regulatory Approval of Our Product Candidates,” “Business – Government Regulation,” “Business – Intellectual Property,” and “Description of Common Stock,” in each case to the extent that it constitutes matters of law, summaries of legal matters, summaries of provisions of the Company’s charter or bylaws or any other instruments or agreements, summaries of legal proceedings, or legal conclusions, is correct in all material respects; all descriptions in the Registration Statement and the Prospectus of any other contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, swap agreements, hedging agreements, leases or other instruments or agreements to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject are accurate in all material respects; and there are no franchises, contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments, agreements or documents required to be described or referred to in the Registration Statement or the Prospectus or the documents incorporated or deemed to be incorporated by reference therein or to be filed as exhibits to the Registration Statement or the documents incorporated or deemed to be incorporated by reference therein which have not been so described and filed as required.
Any certificate signed by an officer of the Company and delivered to the Agent or to counsel for the Agent pursuant to or in connection with this Agreement shall be deemed to be a representation and warranty by the Company, as applicable, to the Agent as to the matters set forth therein.
7.    Covenants of the Company. The Company covenants and agrees with the Agent that:
(a)    Registration Statement Amendments. After the date of this Agreement and during any period in which a Prospectus relating to any Placement Shares is required to be delivered by the Agent under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), (i) the Company will notify the Agent promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information, (ii) the Company will prepare and file with the Commission, promptly upon the Agent’s request, any amendments or supplements to the Registration Statement or Prospectus that, in the Agent’s reasonable opinion, may be necessary or advisable in connection with the distribution of the Placement Shares by the Agent (provided, however, that the failure of the Agent to make such request shall not relieve the Company of any obligation or liability hereunder, or affect the Agent’s right to rely on the representations and warranties made by the Company in this Agreement and provided, further, that the only remedy the Agent shall have with respect to the failure to make such filing shall be to cease making sales under this Agreement until such amendment or supplement is filed); (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus relating to the Placement Shares or a security convertible into the Placement Shares unless a copy thereof has been submitted to the Agent within a reasonable period of time before the filing and the Agent has not objected in writing thereto within two Business Days (provided, however, that (A) the failure of the Agent to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect the Agent’s right to rely on the representations and warranties made by the Company in this Agreement, provided, further, that the only remedy the Agent shall have with respect to the failure by the Company to obtain such consent shall be to cease making sales under this Agreement, and (B) the Company has no obligation to provide the Agent any advance copy of such filing or to provide the Agent an opportunity to object to such filing if such filing does not relate to the transactions contemplated hereunder) and the Company will furnish to the Agent at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via EDGAR; and (iv) the Company will cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act or, in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed (the determination to file or not file any amendment or supplement with the Commission under this Section 7(a), based on the Company’s reasonable opinion or reasonable objections, shall be made exclusively by the Company).
(b)    Notice of Commission Stop Orders. The Company will advise the Agent, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Placement Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued. The Company will advise the Agent promptly after it receives any request by the Commission for any amendments to the Registration Statement or any amendment or supplements to the Prospectus or any Issuer Free Writing Prospectus or for additional information related to the offering of the Placement Shares or for additional information related to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus.
(c)    Delivery of Prospectus; Subsequent Changes. During any period in which a Prospectus relating to the Placement Shares is required to be delivered by the Agent under the Securities Act with respect to the offer and sale of the Placement Shares, (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will comply with all requirements imposed upon it by the Securities Act, as from time to time in force, and to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If the Company has omitted any information from the Registration Statement pursuant to Rule 430B under the Securities Act, it will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430B and to notify the Agent promptly of all such filings. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify the Agent to suspend the offering of Placement Shares during such period and the Company will promptly amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance; provided, however, that the Company may delay any such amendment or supplement if, in the reasonable judgment of the Company, it is in the best interest of the Company to do so, provided that no Placement Notice is in effect during such time.
(d)    Listing of Placement Shares. Prior to the date of the first Placement Notice, the Company will use its reasonable best efforts to cause the Placement Shares to be listed on the Exchange.
(e)    Delivery of Registration Statement and Prospectus. The Company will furnish to the Agent and its counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all Incorporated Documents) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during any period in which a Prospectus relating to the Placement Shares is required to be delivered under the Securities Act (including all Incorporated Documents filed with the Commission during such period), in each case as soon as reasonably practicable and in such quantities as the Agent may from time to time reasonably request and, at the Agent’s request, will also furnish copies of the Prospectus to each exchange or market on which sales of the Placement Shares may be made; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to the Agent to the extent such document is available on EDGAR.
(f)    Earnings Statement. The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement covering a 12-month period that satisfies the provisions of Section 11(a) and Rule 158 of the Securities Act.
(g)    Use of Proceeds. The Company will use the Net Proceeds as described in the Prospectus in the section entitled “Use of Proceeds.”
(h)    Notice of Other Sales. Without the prior written consent of the Agent, the Company will not, directly or indirectly, offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Stock (other than the Placement Shares offered pursuant to this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire, Common Stock during the period beginning on the fifth (5th) Trading Day immediately prior to the date on which any Placement Notice is delivered to the Agent hereunder and ending on the fifth (5th) Trading Day immediately following the final Settlement Date with respect to Placement Shares sold pursuant to such Placement Notice (or, if the Placement Notice has been terminated or suspended prior to the sale of all Placement Shares covered by a Placement Notice, the date of such suspension or termination); and will not directly or indirectly in any other “at-the-market” or continuous equity transaction offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Stock (other than the Placement Shares offered pursuant to this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire, Common Stock prior to the later of the termination of this Agreement and the twentieth (20th) day immediately following the final Settlement Date with respect to Placement Shares sold pursuant to such Placement Notice; provided, however, that such restrictions will not be required in connection with the Company’s issuance or sale of (i) Common Stock, options to purchase Common Stock or other securities or Common Stock issuable upon the exercise or settlement of options or other securities, pursuant to any employee or director stock option or benefits plan, stock ownership plan or dividend reinvestment plan (but not Common Stock subject to a waiver to exceed plan limits in its dividend reinvestment plan) of the Company whether now in effect or hereafter implemented, (ii) securities convertible into or exchangeable for Common Stock, or warrants or any rights to purchase or acquire Common Stock, or Common Stock issuable upon conversion of securities or the exercise of warrants, options or other rights in effect or outstanding, and disclosed in filings by the Company available on EDGAR or otherwise in writing to the Agent, and (iii) any shares of Common Stock of the Company issued upon the exercise of warrants outstanding as of the date of this Agreement, and (iv) Common Stock or securities convertible into or exchangeable for shares of Common Stock as consideration for mergers, acquisitions, other business combinations, joint ventures or strategic alliances, or offered and sold in privately negotiated transactions to vendors, lenders, investors, strategic partners or potential strategic partners, occurring after the date of this Agreement which are not issued primarily for capital raising purposes.
(i)    Change of Circumstances. The Company will, at any time during the pendency of a Placement Notice advise the Agent promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document required to be provided to the Agent pursuant to this Agreement.
(j)    Due Diligence Cooperation. The Company will cooperate with any reasonable due diligence review conducted by the Agent or its representatives in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during regular business hours and at the Company’s principal offices, as the Agent may reasonably request.
(k)    Required Filings Relating to Placement of Placement Shares. The Company agrees that on such dates as the Securities Act shall require the filing of a prospectus supplement with respect to the Placement Shares hereunder, the Company will (i) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b) under the Securities Act (each and every filing date under Rule 424(b), a “Filing Date”), which prospectus supplement will set forth, within the relevant period, the amount of Placement Shares sold through the Agent, the Net Proceeds to the Company and the compensation payable by the Company to the Agent with respect to such Placement Shares, and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market.
(l)    Representation Dates; Certificate. (1) On or prior to the date of the first Placement Notice and (2) following the delivery of the first Placement Notice, each time the Company:
(i) files the Prospectus relating to the Placement Shares or amends or supplements (other than a prospectus supplement relating solely to an offering of securities other than the Placement Shares) the Registration Statement or the Prospectus relating to the Placement Shares by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Placement Shares;
(ii) files an annual report on Form 10-K under the Exchange Act (including any Form 10-K/A containing amended financial information or a material amendment to the previously filed Form 10-K);
(iii) files its quarterly reports on Form 10-Q under the Exchange Act; or
(iv) files a current report on Form 8-K containing amended financial information (other than information “furnished” pursuant to Items 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to the reclassification of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards

No. 144) under the Exchange Act (each date of filing of one or more of the documents referred to in clauses (i) through (iv) shall be a “Representation Date”);
the Company shall furnish the Agent (but in the case of clause (iv) above only if the Agent reasonably determines that the information contained in such Form 8‑K is material) with a certificate, in the form attached hereto as Exhibit 7(l). The requirement to provide a certificate under this Section 7(l) shall be waived for any Representation Date occurring at a time no Placement Notice is pending or a Suspension is in effect or prior to the filing of the first Placement Notice, which waiver shall continue until the earlier to occur of the date the Company delivers instructions for the sale of Placement Shares hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Shares following a Representation Date when the Company did not provide the Agent with a certificate under this Section 7(l) pursuant to the immediately preceding sentence, then before the Company delivers the instructions for the sale of Placement Shares or the Agent sells any Placement Shares pursuant to such instructions, the Company shall provide the Agent with a certificate in conformity with this Section 7(l) dated as of the date that the instructions for the sale of Placement Shares are issued.
(m)    Legal Opinion. (1) On or prior to the date of the first Placement Notice and (2) within five (5) Trading Days following each Representation Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 7(l) for which no waiver is applicable and excluding the date of this Agreement, the Company shall cause to be furnished to the Agent a written opinion of Pepper Hamilton LLP (“Company Counsel”), or other counsel satisfactory to the Agent, in form and substance satisfactory to the Agent and its counsel, substantially similar to the form previously provided to the Agent and its counsel, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, the Company shall be required to furnish to the Agent no more than one opinion hereunder per calendar quarter and the Company shall not be required to furnish any such letter if the Company does not intend to deliver a Placement Notice in such calendar quarter until such time as the Company delivers its next Placement Notice; provided, further, that in lieu of such opinions for subsequent periodic filings under the Exchange Act, counsel may furnish the Agent with a letter (a “Reliance Letter”) to the effect that the Agent may rely on a prior opinion delivered under this Section 7(m) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented as of the date of the Reliance Letter).
(n)    Comfort Letters. (1) On or prior to the date of the first Placement Notice and (2) within five (5) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 7(l) for which no waiver is applicable and excluding the date of this Agreement, the Company shall cause its registered independent accounting firm (or such registered independent accounting firm or firms whose reports on the consolidated financial statements of the Company are filed with the Commission as part of the Company’s most recent Annual Report on Form 10-K filed with the Commission and incorporated by reference into the Registration Statement and Prospectus), to furnish the Agent letters (the “Comfort Letters”), dated the date the Comfort Letters are delivered, which shall meet the requirements set forth in this Section 7(n); provided, that if requested by the Agent, the Company shall cause Comfort Letters to be furnished to the Agent within ten (10) Trading Days of the date of occurrence of any material transaction or event requiring the filing of a Current Report on Form 8-K containing material amended financial information of the Company, including the restatement of the Company’s financial statements. The Comfort Letters from the registered independent accounting firm(s) shall be in a form and substance satisfactory to the Agent, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and the PCAOB, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letters, the “Initial Comfort Letters”) and (iii) updating the Initial Comfort Letters with any information that would have been included in the Initial Comfort Letters had they been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.
(o)    Market Activities. The Company will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Common Stock or (ii) sell, bid for, or purchase Common Stock in violation of Regulation M, or pay anyone any compensation for soliciting purchases of the Placement Shares other than the Agent. Other than as set forth in Section 7(h) above, nothing in this Agreement shall prohibit the Company at any time at which a Placement Notice is not in effect from engaging in sales of its securities, including Common Stock, through public offerings, private placements or otherwise, including through other underwriters or placement agents.
(p)    Investment Company Act. The Company will conduct its affairs in such a manner so as to reasonably ensure that neither it nor any of its Subsidiaries will be or become, at any time prior to the termination of this Agreement, required to register as an “investment company,” as such term is defined in the Investment Company Act.
(q)    No Offer to Sell. Other than an Issuer Free Writing Prospectus or Permitted Free Writing Prospectus, neither the Agent nor the Company (including its agents and representatives, other than the Agent in its capacity as such) will make, use, prepare, authorize, approve or refer to any written communication (as defined in Rule 405 under the Securities Act), required to be filed with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Placement Shares hereunder.
(r)    Blue Sky and Other Qualifications. The Company will use its commercially reasonable efforts, in cooperation with the Agent, to qualify, as necessary, the Placement Shares for offering and sale, or to obtain an exemption for the Placement Shares to be offered and sold, under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Agent may designate and to maintain such qualifications and exemptions in effect for so long as required for the distribution of the Placement Shares (but in no event for less than one year from the date of this Agreement); provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Placement Shares have been so qualified or exempt, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption, as the case may be, in effect for so long as required for the distribution of the Placement Shares (but in no event for less than one year from the date of this Agreement).
(s)    Sarbanes-Oxley Act. The Company and the Subsidiaries will maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls in a manner designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and including those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles, (iii) that receipts and expenditures of the Company are being made only in accordance with management’s and the Company’s directors’ authorization, and (iv) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on its financial statements. The Company and the Subsidiaries will maintain such controls and other procedures, including, without limitation, those required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the applicable regulations thereunder that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure and to ensure that material information relating to the Company or the Subsidiaries is made known to them by others within those entities, particularly during the period in which such periodic reports are being prepared.
(t)    Secretary’s Certificate; Further Documentation. On or prior to the date of the first Placement Notice, the Company shall deliver to the Agent a certificate of the Secretary of the Company and attested to by an executive officer of the Company, dated as of such date, certifying as to (i) the Certificate of Incorporation of the Company, (ii) the By-laws of the Company, (iii) the resolutions of the Board of Directors of the Company, or a duly authorized committee thereof, authorizing the execution, delivery and performance of this Agreement and the issuance of the Placement Shares and (iv) the incumbency of the officers duly authorized to execute this Agreement and the other documents contemplated by this Agreement. Within five (5) Trading Days of each Representation Date, the Company shall have furnished to the Agent such further information, certificates and documents as the Agent may reasonably request.
8.    Payment of Expenses. The Company will pay all expenses incidental to the performance of its obligations under this Agreement, including (i) the preparation and filing of the Registration Statement, including any fees required by the Commission, and the printing or electronic delivery of the Prospectus as originally filed and of each amendment and supplement thereto, in such number as the Agent shall reasonably deem necessary, (ii) the printing and delivery to the Agent of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Placement Shares, (iii) the preparation, issuance and delivery of the certificates, if any, for the Placement Shares to the Agent, including any stock or other transfer taxes and any capital duties, stamp duties or other duties or taxes payable upon the sale, issuance or delivery of the Placement Shares to the Agent, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Company, (v) the reasonable and documented fees and expenses of the Agent including but not limited to the reasonable and documented fees and expenses of the counsel to the Agent, payable upon the execution of this Agreement, in an amount not to exceed $50,000, (vi) the qualification or exemption of the Placement Shares under state securities laws in accordance with the provisions of Section 7(r) hereof, including filing fees, but excluding fees of the Agent’s counsel, (vii) the printing and delivery to the Agent of copies of any Permitted Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto in such number as the Agent shall deem necessary, (viii) the preparation, printing and delivery to the Agent of copies of the blue sky survey, (ix) the fees and expenses of the transfer agent and registrar for the Common Stock, (x) the filing and other fees incident to any review by FINRA of the terms of the sale of the Placement Shares including the fees of the Agent’s counsel (subject to the cap, set forth in clause (v) above), and (xi) the fees and expenses incurred in connection with the listing of the Placement Shares on the Exchange.
9.    Representations and Warranties of the Agent. The Agent represents and warrants that it is duly registered as a broker-dealer under FINRA, the Exchange Act and the applicable statutes and regulations of each state in which the Placement Shares will be offered and sold, except such states in which the Agent is exempt from registration or such registration is not otherwise required. The Agent shall continue, for the term of this Agreement, to be duly registered as a broker-dealer under FINRA, the Exchange Act and the applicable statutes and regulations of each state in which the Placement Shares will be offered and sold, except such states in which the Agent is exempt from registration or such registration is not otherwise required, during the term of this Agreement. The Agent will comply with all applicable law and regulations in connection with the Placement Shares, including but not limited to Regulation M.
10.    Conditions to the Agent’s Obligations. The obligations of the Agent hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties made by the Company herein, to the due performance by the Company of its obligations hereunder, to the completion by the Agent of a due diligence review satisfactory to it in its reasonable judgment, and to the continuing satisfaction (or waiver by the Agent in its sole discretion) of the following additional conditions:
(a)    Registration Statement Effective. The Registration Statement shall have become effective and shall be available for the (i) resale of all Placement Shares issued to the Agent and not yet sold by the Agent and (ii) sale of all Placement Shares contemplated to be issued by any Placement Notice.
(b)    No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company of any request for additional information from the Commission or any other federal or state Governmental Authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state Governmental Authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) the occurrence of any event that makes any material statement made in or incorporated into the Registration Statement or the Prospectus untrue in any material respect or that requires the making of any changes in the Registration Statement or the Prospectus so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(c)    No Misstatement or Material Omission. The Agent shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the Agent’s reasonable opinion is material, or omits to state a fact that in the Agent’s reasonable opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.
(d)    Material Changes. Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any material change in the authorized capital stock of the Company, Material Adverse Effect or any development that could reasonably be expected to cause a Material Adverse Effect, or a downgrading in or withdrawal of the rating assigned to any of the Company’s securities (other than asset backed securities) by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Company’s securities (other than asset backed securities), the effect of which, in the case of any such action by a rating organization described above, in the reasonable judgment of the Agent (without relieving the Company of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement Shares on the terms and in the manner contemplated in the Prospectus.
(e)    Legal Opinion. The Agent shall have received the opinion of Company Counsel required to be delivered pursuant to Section 7(m) on or before the date on which such delivery of such opinion is required pursuant to Section 7(m).
(f)    Comfort Letters. The Agent shall have received the Comfort Letters required to be delivered pursuant to Section 7(n) on or before the date on which such delivery of such Comfort Letters are required pursuant to Section 7(n).
(g)    Representation Certificate. The Agent shall have received the certificate required to be delivered pursuant to Section 7(l) on or before the date on which delivery of such certificate is required pursuant to Section 7(l).

(h)    No Suspension. Trading in the Common Stock shall not have been suspended on the Exchange and the Common Stock shall not have been delisted from the Exchange.
(i)    Other Materials. On each date on which the Company is required to deliver a certificate pursuant to Section 7(l), the Company shall have furnished to the Agent such appropriate further information, opinions, certificates, letters and other documents as the Agent may reasonably request. All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof.
(j)    Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act with respect to the Placement Shares to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424.
(k)    Approval for Listing. The Placement Shares shall either have been (i) approved for listing on the Exchange, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Placement Shares on the Exchange at, or prior to, the issuance of any Placement Notice and the Exchange shall not have provided any objections to such application.
(l)    FINRA. If applicable, FINRA shall have raised no objection to the terms of this offering and the amount of compensation allowable or payable to the Agent as described in the Prospectus.
(m)    No Termination Event. There shall not have occurred any event that would permit the Agent to terminate this Agreement pursuant to Section 13(a).
11.    Indemnification and Contribution.
(a)    Company Indemnification. The Company agrees to indemnify and hold harmless the Agent, its affiliates and their respective partners, members, directors, officers, employees and agents and each person, if any, who controls the Agent or any affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:
(i)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission to state therein of a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any related Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission to state therein of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;
(ii)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 11(d) below) any such settlement is effected with the written consent of the Company, which consent shall not unreasonably be delayed or withheld; and
(iii)    against any and all expense whatsoever, as incurred (including the reasonable and documented fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (whether or not a party), to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made solely in reliance upon and in conformity with the Agent Information (as defined below).
(b)    Agent Indemnification. The Agent agrees to indemnify and hold harmless the Company and its directors and each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 11(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendments thereto), the Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information relating to the Agent and furnished to the Company in writing by the Agent expressly for use therein. The Company hereby acknowledges that the only information that the Agent has furnished to the Company expressly for use in the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus (or any amendment or supplement thereto) are the statements set forth in the 7th and 8th paragraphs under the caption “Plan of Distribution” in the Prospectus (the “Agent Information”).
(c)    Procedure. Any party that proposes to assert the right to be indemnified under this Section 11 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 11, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 11 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 11 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action or counsel reasonably satisfactory to the indemnified party, in each case, within a reasonable time after receiving notice of the commencement of the action; in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable and documented fees, disbursements and other charges of more than one separate firm (plus local counsel) admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such reasonable and documented fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred and after the indemnifying party receives a written notice relating to the fees, disbursements and other charges in reasonable detail. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 11 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (1) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (2) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
(d)    Settlement Without Consent if Failure to Reimburse. If an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable and documented fees and expenses of counsel for which it is entitled to reimbursement under this Section 11, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 11(a)(ii) effected without its written consent if (1) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (2) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (3) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.
(e)    Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 11 is applicable in accordance with its terms but for any reason is held to be unavailable from the

Company or the Agent, the Company and the Agent will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Agent, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and the Agent may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Agent on the other hand. The relative benefits received by the Company on the one hand and the Agent on the other hand shall be deemed to be in the same proportion as the total Net Proceeds from the sale of the Placement Shares (before deducting expenses) received by the Company bear to the total compensation received by the Agent (before deducting expenses) from the sale of Placement Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Agent, on the other hand, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agent agree that it would not be just and equitable if contributions pursuant to this Section 11(e) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 11(e) shall be deemed to include, for the purpose of this Section 11(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 11(c) hereof. Notwithstanding the foregoing provisions of this Section 11(e), the Agent shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 11(e), any person who controls a party to this Agreement within the meaning of the Securities Act, and any officers, directors, partners, employees or agents of the Agent, will have the same rights to contribution as that party, and each director of the Company and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 11(e), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 11(e) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 11(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 11(c) hereof.
12.    Representations and Agreements to Survive Delivery. The indemnity and contribution agreements contained in Section 11 of this Agreement and all representations and warranties of the Company and Agent herein, respectively, or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of the Agent, any controlling persons, or the Company (or any of their respective officers, directors or controlling persons), (ii) delivery and acceptance of the Placement Shares and payment therefor or (iii) any termination of this Agreement.
13.    Termination.
(a)    The Agent may terminate this Agreement, by notice to the Company, as hereinafter specified at any time (1) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectus, any change, or any development or event involving a prospective change, in the condition, financial or otherwise, or in the business, properties, earnings, results of operations or prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, which individually or in the aggregate, in the sole judgment of the Agent is material and adverse and makes it impractical or inadvisable to market the Placement Shares or to enforce contracts for the sale of the Placement Shares, (2) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Agent, impracticable or inadvisable to market the Placement Shares or to enforce contracts for the sale of the Placement Shares, (3) if trading in the Common Stock has been suspended or limited by the Commission or the Exchange, or if trading generally on the Exchange has been suspended or limited, or minimum prices for trading have been fixed on the Exchange, (4) if any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market shall have occurred and be continuing, (5) if a major disruption of securities settlements or clearance services in the United States shall have occurred and be continuing, or (6) if a banking moratorium has been declared by either U.S. Federal or New York authorities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 8 (Payment of Expenses), Section 11 (Indemnification and Contribution), Section 12 (Representations and Agreements to Survive Delivery), Section 18 (Governing Law and Time; Waiver of Jury Trial) and Section 19 (Consent to Jurisdiction) hereof shall remain in full force and effect notwithstanding such termination. If the Agent elects to terminate this Agreement as provided in this Section 13(a), the Agent shall provide the required notice as specified in Section 14 (Notices).
(b)    The Company shall have the right, by giving ten (10) days’ notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 8, Section 11, Section 12, Section 18 and Section 19 hereof shall remain in full force and effect notwithstanding such termination.
(c)    The Agent shall have the right, by giving ten (10) days’ notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 8, Section 11, Section 12, Section 18 and Section 19 hereof shall remain in full force and effect notwithstanding such termination.
(d)    Unless earlier terminated pursuant to this Section 13, this Agreement shall automatically terminate upon the issuance and sale of all of the Placement Shares through the Agent on the terms and subject to the conditions set forth herein; provided that the provisions of Section 8, Section 11, Section 12, Section 18 and Section 19 hereof shall remain in full force and effect notwithstanding such termination.
(e)    This Agreement shall remain in full force and effect unless terminated pursuant to Sections 13(a), (b), or (c) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 8, Section 11, Section 12, Section 18 and Section 19 hereof shall remain in full force and effect notwithstanding such termination.
(f)    Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by the Agent or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Shares, such Placement Shares shall settle in accordance with the provisions of this Agreement.
14.    Notices. All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing, unless otherwise specified, and if sent to the Agent, shall be delivered to:
Cantor Fitzgerald & Co.
499 Park Avenue
New York, NY 10022
Attention:    Capital Markets/Jeffrey Lumby
Facsimile:    (212) 307-3730

and:

Cantor Fitzgerald & Co.
499 Park Avenue
New York, NY 10022
Attention:    General Counsel
Facsimile:    (212) 829-4708

and with a copy to:

Goodwin Procter LLP
The New York Times Building
620 Eighth Avenue
New York, NY 10018
Attention: Michael D. Maline and Daniel A. Lang
Facsimile:    (212) 355-3333

and if to the Company, shall be delivered to:
Fibrocell Science, Inc.
405 Eagleview Blvd.
Exton, PA 19341
Attention:    Michael Marino, SVP & General Counsel

with a copy to:
Pepper Hamilton LLP
3000 Two Logan Square
Eighteenth and Arch Streets
Philadelphia, PA 19103-2799
Attention:    Steven J. Abrams and Scott R. Jones
Facsimile:    (866) 422-3671
Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) by Electronic Notice as set forth in the next paragraph, (iii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iv) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, “Business Day” shall mean any day on which the Exchange and commercial banks in the City of New York are open for business.
An electronic communication (“Electronic Notice”) shall be deemed written notice for purposes of this Section 14 if sent to the electronic mail address specified by the receiving party under separate cover. Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives verification of receipt by the receiving party. Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a nonelectronic form (“Nonelectronic Notice”) which shall be sent to the requesting party within ten (10) days of receipt of the written request for Nonelectronic Notice.
15.    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and the Agent and their respective successors and the parties referred to in Section 11 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party; provided, however, that the Agent may assign its rights and obligations hereunder to an affiliate thereof without obtaining the Company’s consent.
16.    Adjustments for Stock Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Placement Shares.
17.    Entire Agreement; Amendment; Severability; Waiver. This Agreement (including all schedules and exhibits attached hereto and Placement Notices issued pursuant hereto), together with that certain nondisclosure agreement previously entered into by the Company and the Agent, constitute the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Agent. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement. No implied waiver by a party shall arise in the absence of a waiver in writing signed by such party. No failure or delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power, or privilege hereunder.
18.    GOVERNING LAW AND TIME; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
19.    CONSENT TO JURISDICTION. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREBY, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING,

ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF (CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.
20.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile or electronic transmission.
21.    Construction. The section and exhibit headings herein are for convenience only and shall not affect the construction hereof. References herein to any law, statute, ordinance, code, regulation, rule or other requirement of any Governmental Authority shall be deemed to refer to such law, statute, ordinance, code, regulation, rule or other requirement of any Governmental Authority as amended, reenacted, supplemented or superseded in whole or in part and in effect from time to time and also to all rules and regulations promulgated thereunder.
22.    Permitted Free Writing Prospectuses. The Company represents, warrants and agrees that, unless it obtains the prior consent of the Agent, which consent shall not be unreasonably withheld, conditioned or delayed, and the Agent represents, warrants and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Placement Shares that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Agent or by the Company, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents and warrants that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit 22 hereto are Permitted Free Writing Prospectuses.
23.    Absence of Fiduciary Relationship. The Company acknowledges and agrees that:
(a)    the Agent is acting solely as agent in connection with the public offering and sale of the Placement Shares and in connection with each transaction contemplated by this Agreement and the process leading to such transactions, and no fiduciary or advisory relationship between the Company or any of its respective affiliates, stockholders (or other equity holders), creditors or employees or any other party, on the one hand, and the Agent, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not the Agent has advised or is advising the Company on other matters, and the Agent has no obligation to the Company with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;
(b)    it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;
(c)    neither the Agent nor its affiliates have provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate;
(d)    it is aware that the Agent and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Agent and its affiliates have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship or otherwise; and
(e)    it waives, to the fullest extent permitted by law, any claims it may have against the Agent or its affiliates for breach of fiduciary duty or alleged breach of fiduciary duty in connection with the sale of Placement Shares under this Agreement and agrees that the Agent and its affiliates shall not have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Company, employees or creditors of Company, other than in respect of the Agent’s obligations under this Agreement and to keep information provided by the Company to the Agent and the Agent's counsel confidential to the extent not otherwise publicly-available.
24.    Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:
“Applicable Time” means (i) each Representation Date and (ii) the time of each sale of any Placement Shares pursuant to this Agreement.
“Governmental Authority” means (i) any federal, provincial, state, local, municipal, national or international government or governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court, tribunal, arbitrator or arbitral body (public or private); (ii) any self-regulatory organization; or (iii) any political subdivision of any of the foregoing.
“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Placement Shares that (1) is required to be filed with the Commission by the Company, (2) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission, or (3) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Placement Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act Regulations.
“Rule 164,” “Rule 172,” “Rule 405,” “Rule 415,” “Rule 424,” “Rule 424(b),” “Rule 430B,” and “Rule 433” refer to such rules under the Securities Act Regulations.
All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.
All references in this Agreement to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR; all references in this Agreement to any Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectuses that, pursuant to Rule 433, are not required to be filed with the Commission) shall be deemed to include the copy thereof filed with the Commission pursuant to EDGAR; and all references in this Agreement to “supplements” to the Prospectus shall include, without limitation, any supplements, “wrappers” or similar materials prepared in connection with any offering, sale or private placement of any Placement Shares by the Agent outside of the United States.
[Signature Page Follows]

If the foregoing correctly sets forth the understanding between the Company and the Agent, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Agent.
Very truly yours,

FIBROCELL SCIENCE, INC.

By:	/s/ David Pernock
Name: David Pernock
Title: Chief Executive Officer

ACCEPTED as of the date first-above written:

CANTOR FITZGERALD & CO.

By:	/s/ Jeffrey Lumby
Name: Jeffrey Lumby
Title: Senior Managing Director

SIGNATURE PAGE

FIBROCELL SCIENCE – SALES AGREEMENT

SCHEDULE 1

__________________________
Form of Placement Notice
__________________________

From:         Fibrocell Science, Inc.

To:	Cantor Fitzgerald & Co. Attention: [•]
Subject:     Placement Notice
Date:        [•], 201[•]
Ladies and Gentlemen:
Pursuant to the terms and subject to the conditions contained in the Sales Agreement between Fibrocell Science, Inc., a Delaware corporation (the “Company”), and Cantor Fitzgerald & Co. (“Agent”), dated January 21, 2016, the Company hereby requests that the Agent sell up to [•] of the Company’s common stock, par value $0.001 per share, at a minimum market price of $[•] per share, during the time period beginning [month, day, time] and ending [month, day, time].

SCHEDULE 2

__________________________
Compensation
__________________________

The Company shall pay to the Agent in cash, upon each sale of Placement Shares pursuant to this Agreement, an amount equal to up to 3.0% of the aggregate gross proceeds from each sale of Placement Shares.

SCHEDULE 3

__________________________
Notice Parties
__________________________

The Company
David Pernock (dpernock@fibrocell.com)
Keith Goldan (kgoldan@fibrocell.com)
Michael Marino (mmarino@fibrocell.com)

The Agent
Jeff Lumby (jlumby@cantor.com)
Josh Feldman (jfeldman@cantor.com)
Sameer Vasudev (svasudev@cantor.com)
With copies to:

CFControlledEquityOffering@cantor.com

Exhibit 7(l)
Form of Representation Date Certificate Pursuant to Section 7(l)
The undersigned, the duly qualified and elected [•], of Fibrocell Science, Inc., a Delaware corporation (the “Company”), does hereby certify in such capacity and on behalf of the Company, pursuant to Section 7(l) of the Sales Agreement, dated January 21, 2016 (the “Sales Agreement”), between the Company and Cantor Fitzgerald & Co., that to the best of the knowledge of the undersigned:
(i) The representations and warranties of the Company in Section 6 of the Sales Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, are true and correct on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, with the same force and effect as if expressly made on and as of the date hereof, and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, with the same force and effect as if expressly made on and as of the date hereof; provided, however, that in each case, such representations and warranties also shall be qualified by the disclosures contained in the Registration Statement or Prospectus as of the date hereof; and
(ii) The Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Sales Agreement at or prior to the date hereof.

FIBROCELL SCIENCE, INC.

By:
Name:
Title:

Date:

Exhibit 22
Permitted Free Writing Prospectus
None.